                                                                      Exh. 10.30

                      WAIVER AND AMENDMENT AGREEMENT NO. 4

     This Waiver and Amendment Agreement No. 4, dated and effective as of July 11, 2003 (this "Agreement"), is among the Persons that have executed this Agreement (the "Parties"). Capitalized terms used, but not defined, in this Agreement are used as defined in the Lease Agreement, dated as of November 30, 2001, between Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee, as amended by Waiver and Amendment Agreement No. 1, dated as of June 4, 2002, by Waiver and Amendment Agreement No. 2, dated as of February 14, 2003, and by Amendment Agreement No. 3, dated as of June 1, 2003 (the "Lease").

     WHEREAS, Lessee has requested a one-time waiver of Lessee's compliance with certain Lease covenants, and certain Secured Parties have agreed to waive those covenants, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, for good and valuable consideration received, the Parties agree as follows.

     1. Waiver. The Majority Secured Parties waive Lessee's compliance with
Section 28.5(a), (b), (c), (d) and (f) for the second fiscal quarter of Lessee's fiscal year 2003.

     2. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent.

          (a) The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

               (i) Amendment Documents. This Agreement and any other instrument, document or certificate required by the Agent to be executed or delivered by Lessee or any other Person in connection with this Agreement, duly executed by them (the "Amendment Documents");

               (ii) Consent of Majority Secured Parties. The Majority Secured Parties' written consent to this Agreement;

               (iii) Amendment to Lessee Credit Agreement. Evidence that the parallel financial covenants contained in the Lessee Credit Agreement have been waived in the same manner as set forth in this Agreement; and

               (iv) Additional Information. Such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

          (b) Each Lender who executes this Agreement by 5:00 p.m. (EDT) on July 11, 2003 shall have received an amendment fee of 0.20% of its Commitment.

          (c) The representations and warranties contained in this Agreement and in the Lease shall be true and correct as of, and as if made on, the date hereof (except for those that by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of the earlier date).

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all other agreements, documents and instruments executed or delivered pursuant to it, and all legal matters incident thereto, shall be satisfactory to the Agent.

          (e) No Default or Event of Default shall have occurred and be continuing after giving effect to this Agreement.

     3. Representations and Warranties. Lessee hereby represents and warrants to the Agent and the Secured Parties that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Agreement and all other Amendment Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Lessee and will not violate Lessee's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Lease and in any other Operative Agreement are true and correct as if made again on and as of such date (except those, if any, that by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of the earlier date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Lease (as amended by this Agreement) and all other Operative Agreements are and remain legal, valid, binding and enforceable obligations in accordance with their terms.

     4. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other Operative Agreement shall survive the execution and delivery of this Agreement and the other Operative Agreements, and no investigation by the Agent or the Secured Parties, or any closing, shall affect the representations and warranties or the right of the Agent and the Secured Parties to rely upon them.

     5. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Agent (including the reasonable fees, costs and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Agreement.

     6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES.

     7. Execution. This Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A Party's delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     8. Limited Effect. This Agreement relates only to the specific matters it covers, shall not be considered to be a waiver of any rights any Secured Party may have under the

Operative Agreements (other than as expressed in Section 1), and shall not be considered to create a course of dealing or to otherwise obligate any Secured Party to grant similar waivers or execute any amendments under the same or similar circumstances in the future.

     9. Ratification By Guarantors. Each Guarantor consents to this Agreement and acknowledges that its guaranty shall remain in full force and effect without any modification.

     10. Certain Waivers. Each Credit Party agrees that none of the Financing Parties shall be liable under a claim of, and waives any claim against any Financing Party based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress, defamation and breach of fiduciary duty) as a result of any discussions or actions taken or not taken by any Financing Party on or before the date hereof, the discussions conducted pursuant hereto, or any course of action taken by any Financing Party in response thereto or arising therefrom. This Section 10 shall survive the execution and delivery of this Agreement and the expiration or termination of the Lease.

               [Remainder of the Page is Intentionally Left Blank]

     This Agreement may be executed by the parties hereto on separate counterparts.

LESSOR:
Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1


By: /s/ Val T. Orton
    ------------------------------
Name: Val T. Orton
Title: Vice President


LESSEE:
Smart & Final Inc.


By: /s/ Richard N. Phegley                  By:
    ------------------------------              --------------------------------
Name: Richard N. Phegley                    Name:
Title: Senior Vice President &                   -------------------------------
       Chief Financial Officer              Title:
                                                  ------------------------------

                         [Waiver and Consent Agreement]

A-2 LENDER AND B LENDER:
Fleet Capital Corporation


By: /s/ Renay McLeish
    ------------------------------
Name: Renay McLeish
Title: Vice President


A-2 LENDER:
GMAC Commercial Finance, LLC,
successor by merger to GMAC Business Credit, LLC


By: /s/ David W. Berry
    ------------------------------
Name: David W. Berry
Title: Vice President


A-2 LENDER:
Cooperative Centrale Raiffeisen-Boerenleenbank B.A.
"Rabobank Nederland," New York Branch


By: /s/ Bradford F. Scott                   By: /s/ Andre Blom
    ------------------------------              --------------------------------
Name: Bradford F. Scott                     Name: Andre Blom
Title: Executive Director                   Title: Managing Director
                                                   Credit Risk Management


A-2 LENDER:
Natexis Banques Populaires


By: /s/ Anne Ulrich                         By: /s/ Evan S. Kraus
    ------------------------------              --------------------------------
Name: Anne Ulrich                           Name: Evan S. Kraus
Title: Vice President                       Title: Vice President


A-2 LENDER:
BNP Paribas


By: /s/ Clive Bettles                       By: /s/ Frederique Merhaut
    ------------------------------              --------------------------------
Name: Clive Bettles                         Name: Frederique Merhaut
Title: Managing Director                    Title: Director

                         [Waiver and Consent Agreement]

B LENDER:
Transamerica Equipment Financial Services Corporation


By: /s/ James R. Bates
    ------------------------------
Name: James R. Bates
Title: Vice President

                         [Waiver and Consent Agreement]

HOLDER:
Casino USA, Inc.


By: /s/ Andre Delolmo
    ------------------------------
Name: Andre Delolmo
Title: President

                         [Waiver and Consent Agreement]

GUARANTOR:
American Foodservice Distributors


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Smart & Final Stores Corporation


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Smart & Final Oregon, Inc.


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Port Stockton Food Distributors, Inc.


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President - Finance


GUARANTOR:
Henry Lee Company


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President - Finance

                         [Waiver and Consent Agreement]

GUARANTOR:
Amerifoods Trading Company


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Casino Frozen Foods, Inc.


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
FoodServiceSpecialists.Com, Inc.


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Okun Produce International, Inc.


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
HL Holding Corporation


By: /s/ Richard N. Phegley
    ------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer

                         [Waiver and Consent Agreement]